  Hanesbrands FAQs    Updated August 1, 2018 – New or updated information is in red    General and Current Period FAQs     (Guidance comments as of August 1, 2018)    Q:   What is factored into your full‐year guidance for 2018?  A:   Revenue:  Our full‐year revenue guidance of $6.72 billion to $6.82 billion, which represents mid‐single‐digit year‐over‐ year growth, includes the following assumptions: (1) approximately $180 million of acquisition contributions, which  includes Alternative Apparel (Q1 – Q3) and Bras N Things (from close date through year‐end); (2) F/X tailwind of  approximately $30 million; and (3) organic constant currency growth of slightly more than 1% at the midpoint.      By segment, we expect U.S. Innerwear revenue to be down slightly for the full‐year.  U.S. Activewear is expected to be  up mid‐single digit for the year due to the acquisition of Alternative Apparel (closed in October 2017) and low‐single  digit organic growth.  For the full‐year, International segment, on an organic basis, is expected to be up high‐single  digits, and up mid‐single digits on an organic, constant currency basis.  Bras N Things revenue is additive to the  organic assumptions for the International segment.      Operating Profit (GAAP and Adjusted):  Our full‐year Adjusted Operating Profit guidance of $950 million to $985  million, which excludes all pretax acquisition, integration, and other charges, includes a higher gross margin year‐ over‐year (at least 100 bps improvement), approximately $30 million of acquisition contributions from Alternative  Apparel and Bras N Things, as well as reflects the change in accounting rules regarding pension expense (see pension  question below).  Our guidance implies an essentially flat operating margin year‐over‐year, which includes our  expectation for second‐half margin expansion.  Our full‐year GAAP Operating Profit guidance of $870 million to $905  million incorporates our Adjusted Operating Profit guidance as well as our assumption of approximately $80 million in  acquisition, integration, and other charges.    Interest/Other Expense and Tax Rate:  Our guidance assumes approximately $207 million of Interest and Other  expense, which includes pension expense that per an accounting rule change moved from SG&A in prior years to  Other Expense (see pension expense question), and a tax rate of approximately 16% (see tax rate question).      EPS (GAAP and Adjusted):  Our full‐year GAAP EPS guidance is $1.54 to $1.62 and our adjusted EPS guidance, which  excludes all pretax acquisition, integration, and other charges, is $1.72 to $1.80.  To assist with comparability on our  2018 adjusted EPS guidance, our 2017 adjusted EPS, normalized for a roughly 16% tax rate, would have been $1.68,  or $0.25 lower than the reported $1.93.  At the midpoint, our 2018 adjusted EPS guidance implies a 5% increase over  our normalized 2017 adjusted EPS of $1.68.       Cash flow from operations:  Our full‐year guidance range of $675 million to $750 million implies a roughly $57 million  increase at the midpoint and reflects the expected impact from higher cash taxes.  Our guidance range also includes a  $15 million pension contribution (there was no contribution in 2017) as well as the one‐time approximately $28  million contingent consideration payment for our Champion Europe acquisition (paid in first quarter 2018).                        1

  Pretax expenses:  Our guidance reflects approximately $80 million of pretax acquisition, integration, and other  expenses.  About a quarter of these charges (approximately $20 million), which we would categorize as ‘other’, are  related to a two‐year realignment of our supply chain, with the focus on our network in the Western Hemisphere.  As  our supply chain has become more efficient and productive over time, we believe there are opportunities to further  tighten our network to capture these productivity improvements.   The remaining three‐quarters of the charges  (approximately $60 million) are related to the integration of existing acquisitions.  We have completed the integration  of Knights Apparel, we expect to be complete with the Hanes Europe and Champion Europe integrations by the end of  2018, and we expect to finish the Hanes Australasia integration by the end of 2019.  Looking to 2019, and excluding  any future acquisitions, we expect acquisition and integration‐related charges, inclusive of all current acquisitions, to  be $15 million or less, while we expect the 2019 costs associated with supply chain actions to be in line with 2018.      Q:   What is factored into your guidance for Q3 2018?  A:   We expect total net sales of $1.85 billion to $1.90 billion, which includes approximately $55 million from acquisitions  (Alternative Apparel and Bras N Things) and an approximate $18 million headwind from the effects of foreign  exchange rates as compared to last year.  Our revenue guidance implies total revenue growth of 2.8% to 5.6%.   Constant currency organic growth is estimated to be 2% at the mid‐point, reflecting our expectation for a 1% to 2%  decline in U.S. Innerwear (growth in Basics and improving trends in Intimates) as well as organic, constant currency  growth in both U.S. Activewear and International segments.  Our guidance for GAAP operating profit is $265 million  to $280 million and our guidance for adjusted operating profit, which excludes approximately $20 million of pretax  acquisition, integration, and other expenses, is $285 million to $300 million.  At the midpoint, our guidance implies a  30 basis point increase in adjusted operating margin driven by acquisition synergies, leverage from organic revenue  growth, and price increases for certain seasonal programs, which is offsetting expected higher input costs.  Our  guidance for GAAP EPS is $0.49 to $0.52, and our guidance for adjusted EPS, which excludes pretax acquisition,  integration, and other expenses, is $0.54 to $0.57.        Q:   Are you impacted by the increased tariffs on products coming into the U.S. from China?  A:   Unlike the vast majority of the apparel industry, our exposure to China is minimal.  We do not own any manufacturing  operations in China.  Of our third‐party sourced units, China represents a very small portion of the units shipped to the  U.S.  The impact to our costs is immaterial under the current tariffs in place and would be immaterial under any of the  additional tariff scenarios currently being considered.        Q:   Could you provide any insights with respect to the progression from your 2018 cash flow from operations guidance  to the long‐term cash flow scenarios you provided at your May 2018 Investor Day?  A:   At our Investor Day, we highlighted two ‘de‐risked’ scenarios – (a)‘base plan’ and (b) ‘base plan with acquisitions’ – to  highlight what we believed our business model could generate in terms of operating profit and cash flow over the  next several years.  Under the ‘base plan’ scenario, beginning with $713 million (midpoint of our 2018 cash flow from  operations guidance), if you add: (1) approximately $30 million from the one‐time contingent consideration  payment  for Champion Europe; (2) $80 million of pre‐tax acquisition, integration and other charges, which we expect to be  complete in 2019; (3) $35 million of pricing actions to recover input cost inflation; (4) net $50 million from acquisition  synergies and cost savings initiatives; (5) the wrap from Bras N things; and, (6) contributions from a 1% organic  revenue compounded annual growth rate, which was part of the base plan assumption; this would generate well over  $900 million of annual cash flow from operations in 2020.  Adding the contributions from acquisitions (under the  ‘base plan with acquisitions’ scenario) would result in $1 billion in annual cash flow from operations in 2020.              2

  Q:   What are your capital allocation priorities for 2018?  A:   As a result of our seasonal cash flow (i.e. cash use in the first‐half of the year) and the timing of our Bras N Things  acquisition, our leverage ratio at the end of the second quarter was 3.9 times net debt‐to‐EBITDA.  The first priority in  our capital allocation strategy is to invest in the business.  Capital expenditures are estimated to be $90 million to  $100 million in 2018.  Our second priority is our dividend.  After that, excess free cash flow, which we define as cash  from operations less capital expenditures and dividends, is expected to be used to pay down debt.  Based on our 2018  guidance, we expect to be approaching 3 times on a net debt‐to‐EBITDA basis by the end of 2018.  Looking into 2019,  we expect to be back within our target leverage range of 2 to 3 times net debt‐to‐EBITDA.      Q:   How much did acquisitions contribute to second‐quarter revenue and adjusted operating profit results?  A:   For the second quarter, acquisitions contributed approximately $52 million in revenue and approximately $8 million in  adjusted operating profit, which excludes pretax acquisition, integration, and other charges.          Q:   Can you provide any insights into your exclusive C9 by Champion program?  A:   C9 by Champion is an exclusive program with Target that has been in place since 2004.  This program is frequently  referred to as our Champion at mass business.  On August 1, 2018, we announced that Target made the decision not  to renew the contract after the current agreement expires on January 31, 2020.  C9 program volume is essentially  100% sourced product (i.e. not manufactured in our company‐owned facilities) and is a seasonal commitment  business.  We are fully booked for 2018 and this is reflected in our 2018 full‐year guidance.  We do not expect our C9  business in 2019 to be meaningfully different from 2018.  On a trailing 12‐month basis, our C9 revenue was  approximately $380 million.  While we do not directly discuss specific product level margins due to competitive and  contractual reasons, the current operating margins for C9 and Core U.S. Champion are essentially the same.  We have  seen rapid expansion in Core U.S. Champion margins as this business has scaled with gross margin up several hundred  basis points in the last quarter and operating margin up more than gross margin.  We expect Core U.S. Champion  margins to continue to expand as our expected growth outlook drives further scale leverage.     Global Champion sales, in constant currency, have grown at a mid‐to‐high teens rate in each of the past four  quarters, with all of the growth coming from outside the U.S. mass channel.  Excluding the U.S. mass channel, Global  Champion’s constant currency growth has been in the high‐20% to low‐30% range over the last four quarters.   Moreover, constant currency growth outside the mass channel continued to accelerate in the quarter, increasing 33%  globally, and in the U.S., growth accelerated to over 70%, up from 50% in the first quarter, and 40% in the second half  of last year.        Q:   In light of the C9 by Champion contract expiring on January 31, 2020, do you believe you can achieve your 2022 goal  of $2 billion in global Champion revenue?  A:   Yes.  Over the past several years we have driven a brand‐elevation strategy for Champion.  We’ve reunited the brand  globally, allowing us to coordinate product design around the world.  We have significantly increased our  investments, including engaging directly with the consumer through digital platforms.  We’re expanding our global  points of distribution, including our owned branded stores.  These elevation efforts have driven strong demand for the  brand across geographies, across product categories, and across channels.  Looking forward, we believe the strong  momentum of our Champion brand‐elevation initiative will continue to drive growth in existing accounts as well as  distribution expansion in new accounts, new geographies, and our owned retail stores — positioning us to achieve $2  billion of Champion sales by 2022 outside of the mass channel.  Based on second‐half 2018 bookings, we expect  Champion’s growth rate, outside of the U.S. mass channel, to continue on its current trend despite growing off of a  larger revenue base.  Looking into 2019, we are already seeing signs this trend should continue based on the early  response from customers to our Spring 2019 programs.      3

  Q:   Does Target’s decision to not renew the C9 by Champion contract impact the 2018‐2022 scenario assumptions you  provided at you May 2018 Investor Day?  A:   No.  At our May 2018 Investor Day, we highlighted a conservative ‘base plan’ scenario to illustrate what we believed  our business model could generate in terms of operating profit and cash flow over the next several years.  Given the  mature nature of the Champion at mass business and the fact the contract renewal had not been secured, we  excluded the C9 business from our assumptions.       Q:   Does Target’s decision to not renew the C9 by Champion contract impact your other business with this retailer?  A:   This decision does not affect the balance of our ongoing Target business, where we look forward to continuing our  long‐standing partnership of driving mutual growth with our leading national brands.        Q:   How big is the consumer‐direct channel for Hanesbrands?  A:   We define consumer‐direct in terms of consumer method of purchase, which in our definition includes owned retail  locations as well as all online sales (owned websites, online pure play websites, and traditional retailer websites).   Our global consumer‐direct sales represented approximately 22% of total company sales in the second quarter of  2018.  Specific to online sales, global online sales represented approximately 10% of total company sales in the  quarter.             Q:   Do you expect any impact from the accounting rule change regarding pension expense?  A:   There is an accounting rule change regarding pension expense that became effective at the beginning of 2018.  Our  pension expense will shift from SG&A to the Interest/Other expense line.  Our 2018 guidance (Operating Profit and  Interest/Other Expense) reflect the new rule regarding pension expense.  Please see the Supplemental Table at  www.hanes.com/investors, which recasts 2016 and 2017.  Note, this rule change only impacts where these expenses  are reflected in the P&L, prior period pretax income will be unchanged under the new rule.          Q:   How did the U.S. Tax Cuts and Jobs Act impact your 2018 tax rate?  A:   For 2018, we estimate our tax rate to be approximately 16%, similar to our rate in the 2009 to 2014 time frame, and  below the 21% U.S. corporate rate as we continue to benefit from owning our global supply chain.  In terms of cash  flow, tax reform should not have a material impact on our strong cash generation and we believe it will actually be  beneficial to our capital allocation strategy as cash repatriation is now more cost‐effective.  Our 2018 cash flow from  operations guidance reflects the impact of higher cash taxes.      Q:   Do you believe your business model can continue to deliver long‐term double‐digit total shareholder returns?  A:   Yes.  We continue to diversify our business model to be in position to provide more consistent organic revenue growth  and optimize our strong cash flow.  Over the past several years, we have significantly diversified our business model  by investing in our core brands, investing in our online operations, and investing in international expansion to provide  us with multiple paths for delivering growth and long‐term shareholder returns.  We believe we have diversified in a  way that the combination of our organic and acquisition strategies provides us the ability deliver revenue and EPS  growth regardless of short‐term challenges.  And when you layer on the returns from deploying our significant levels  of cash flow, we believe we are well positioned for long‐term double‐digit total shareholder returns.              4

  Q:  Have your thoughts on capital allocation changed?      A:  There is no change to our strategy.  Our capital allocation strategy is to effectively deploy our significant, consistent  cash flow to generate the best long‐term returns for our shareholders.  Over time, our goal is for our net debt‐to‐ EBITDA to be in a range of 2 to 3 times.  Our strategy is to use our cash flow to fund capital investments and our  dividend.  When we are within our targeted leverage range, we would use debt for acquisitions and use excess free  cash flow, which is defined as cash from operations less capital expenditures and dividends, to repurchase stock.   When we are outside of our targeted leverage range, we plan to use excess free cash flow to pay down debt.          Q:  Will your capital expenditures increase significantly as a result of your acquisition strategy?  A:   With acquisitions, as the size of our business, profit and cash flows increases, so should the absolute level of our  capital spending.  Although our spending on capital expenditures has and is expected to continue to fluctuate year  to year, we expect our capital expenditures to average around 1.75% of sales going forward, which is in‐line with  our historical average, and over time should roughly equal depreciation.  Spending at this level should allow our  global supply chain to remain competitive while also handling the increased capacity needs for growth and our  acquisition strategy.      Q:  How does a change in currency exchange rates impact your financial results?  A:  Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two  ways; a translation impact and a transaction impact.  The translation impact refers to the impact that changes in  exchange rates can have on our published financial results.  Similar to many multi‐national corporations that  publish financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back  into U.S. Dollars using an average exchange rate over the representative period.  A period of strengthening in the  U.S. Dollar results in a negative impact to our published financial results (because it would take more units of a  local currency to convert into a dollar).  The opposite is true during a period of weakening in the U.S. Dollar.  Our  biggest foreign currency exposure is the euro.  The transaction impact on financial results is common for apparel  companies that source goods because these goods are purchased in U.S. Dollars.  The transaction impact from a  strengthening dollar would be negative to our financial results (because the U.S. Dollar‐based costs would convert  into a higher amount of local currency units, which means a higher local‐currency cost of goods, and in turn, a  lower local‐currency gross profit).  The transaction impact from exchange rates is typically recovered over time with  price increases.  However, during periods of rapid change in exchange rates; pricing is unable to change quickly  enough.  In these situations, it could make sense to hedge the exchange rate exposure in sourcing costs.        ***For prior FAQs (i.e. acquisition‐related, Project Booster‐related, etc…), please see our previous documents filed as  8‐K’s with the SEC***    # # #  Charges for Actions and Reconciliation to GAAP Measures  To supplement our financial guidance prepared in accordance with generally accepted accounting principles, we provide  quarterly and full‐year results and guidance concerning certain non‐GAAP financial measures, including adjusted EPS,  adjusted net income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and margin), EBITDA  and adjusted EBITDA.      Adjusted EPS is defined as diluted EPS excluding actions and the tax effect on actions. Adjusted net income is defined as net  income excluding actions and the tax effect on actions. Adjusted operating profit is defined as operating profit excluding  actions. Adjusted gross profit is defined as gross profit excluding actions. Adjusted SG&A is defined as selling, general and  administrative expenses excluding actions.    5

  Charges for actions taken in the second quarter and for guidance for the full year primarily represent acquisition‐related  and integration costs related to Hanes Europe Innerwear, Hanes Australasia, Champion Europe, Alternative Apparel and  Bras N Things. Acquisition and integration costs include legal fees, consulting fees, bank fees, severance costs, certain  purchase accounting items, facility closures, inventory write‐offs, information technology integration costs and similar  charges. While these costs are not operational in nature and are not expected to continue for any singular transaction on  an ongoing basis, similar types of costs, expenses and charges have occurred in prior periods and may recur in the future  depending upon acquisition activity.    We have chosen to present these non‐GAAP measures to investors to enable additional analyses of past, present and  future operating performance and as a supplemental means of evaluating operations absent the effect of acquisitions and  other actions. We believe these non‐GAAP measures provide management and investors with valuable supplemental  information for analyzing the operating performance of the company’s ongoing business during each period presented  without giving effect to costs associated with the execution and integration of any of the aforementioned actions taken.    In addition to these non‐GAAP measures, we have chosen to present EBITDA and adjusted EBITDA to investors because we  consider it to be an important supplemental means of evaluating operating performance. EBITDA is defined as earnings  before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding actions and stock  compensation expense. We believe that EBITDA and adjusted EBITDA are frequently used by securities analysts, investors  and other interested parties in the evaluation of companies in the industry, and management uses EBITDA and adjusted  EBITDA for planning purposes in connection with setting our capital allocation strategy. EBITDA and Adjusted EBITDA  should not, however, be considered as measures of discretionary cash available to invest in the growth of the business.    We are a global company that reports financial information in U.S. dollars in accordance with GAAP. As a supplement to  our reported operating results, we also present constant currency financial information, which is a non‐GAAP financial  measure that excludes the impact of translating foreign currencies into U.S. dollars. We use constant currency information  to provide a framework to assess how the business performed excluding the effects of changes in the rates used to  calculate foreign currency translation. We believe this information is useful to management and investors to facilitate  comparison of operating results and better identify trends in our businesses.  To calculate foreign currency translation on a  constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S.  dollar are translated into U.S. dollars at the average exchange rates in effect during the comparable period of the prior year  (rather than the actual exchange rates in effect during the current year period).    Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an  alternative to, or substitute for, financial results prepared in accordance with GAAP. Further, the non‐GAAP measures  presented may be different from non‐GAAP measures with similar or identical names presented by other companies.  See  our press release dated August 1, 2018 to reconcile quarterly and full‐year non‐GAAP performance measures to the most  directly comparable GAAP measure.  A copy of the press release is available at www.Hanes.com/investors.                              6

  Cautionary Statement Concerning Forward‐Looking Statements  These FAQs certain “forward‐looking statements,” as defined under U.S. federal securities laws, with respect to our long‐ term goals and trends associated with our business, as well as guidance as to future performance. In particular, among  others, statements regarding 2018 financial guidance, as well as statements about the long‐term outlook for Champion  brand globally, and assumptions regarding consumer behavior, foreign exchange rates and U.S. tax law and policy are  forward‐looking statements. These forward‐looking statements are based on our current intent, beliefs, plans and  expectations. Readers are cautioned not to place any undue reliance on any forward‐looking statements. Forward‐looking  statements necessarily involve risks and uncertainties, many of which are outside of our control, that could cause actual  results to differ materially from such statements and from our historical results and experience. These risks and  uncertainties include such things as: the highly competitive and evolving nature of the industry in which we compete; the  rapidly changing retail environment; any inadequacy, interruption, integration failure or security failure with respect to our  information technology; the impact of significant fluctuations and volatility in various input costs, such as cotton and oil‐ related materials, utilities, freight and wages; our ability to properly manage strategic projects; significant fluctuations in  foreign exchange rates; our ability to attract and retain a senior management team with the core competencies needed to  support our growth in global markets; legal, regulatory, political and economic risks related to our international operations;  our ability to successfully integrate acquired businesses; our reliance on a relatively small number of customers for a  significant portion of our sales; and other risks identified from time to time in our most recent Securities and Exchange  Commission reports, including our annual report on Form 10‐K and quarterly reports on Form 10‐Q. Since it is not possible  to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not  be considered a complete list. Any forward‐looking statement speaks only as of the date on which such statement is made,  and we undertake no obligation to update or revise any forward‐looking statement, whether as a result of new  information, future events or otherwise, other than as required by law.    7